Exhibit 10.7

Execution Version

AMENDMENT NO. 2

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of May 10, 2011, is entered into among GLADSTONE BUSINESS LOAN, LLC, as Borrower (the “Borrower”), GLADSTONE MANAGEMENT CORPORATION, as Servicer (the “Servicer”), KEYBANK, NATIONAL ASSOCIATION, BRANCH BANKING AND TRUST COMPANY (“BB&T”) and ING CAPITAL LLC (“ING”), as Lenders (collectively, the “Lenders”), KEY EQUIPMENT FINANCE INC. (“KEF”), BB&T and ING, as Managing Agents (in such capacity, collectively the “Managing Agents”) and KEF, as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the “Credit Agreement” referred to below.

PRELIMINARY STATEMENTS

A. Reference is made to that certain Fourth Amended and Restated Credit Agreement dated as of March 15, 2010 by and among the Borrower, the Servicer, the Lenders, the Managing Agents and the Administrative Agent (as amended, modified, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B. The parties hereto have agreed to amend certain provisions of the Credit Agreement upon the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, clause (xxii) of the definition of “Eligible Loan” appearing in Section 1.1 of the Credit Agreement is amended and restated in its entirety to read as follows

(xxii) if such Loan is a Revolver Loan, the revolving credit commitment of the Borrower to the applicable Obligor thereunder shall have a term to maturity of three years or less;

SECTION 2. Representations and Warranties. The Borrower and the Servicer each hereby represents and warrants to each of the other parties hereto, that:

(a) this Amendment constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms; and

(b) on the date hereof, before and after giving effect to this Amendment, other than as amended or waived pursuant to this Amendment, no Early Termination Event or Unmatured Termination Event has occurred and is continuing.

SECTION 3. Conditions Precedent. This Amendment shall become effective on the first Business Day (the “Effective Date”) on which the Administrative Agent or its counsel has received counterpart signature pages of this Amendment, executed by each of the parties hereto.

SECTION 4. Reference to and Effect on the Transaction Documents.

(a) Upon the effectiveness of this Amendment, (i) each reference in the Credit Agreement to “this Credit Agreement”, “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby, and (ii) each reference to the Credit Agreement in any other Transaction Document or any other document, instrument or agreement executed and/or delivered in connection therewith, shall mean and be a reference to the Credit Agreement as amended or otherwise modified hereby.

(b) Except as specifically amended, terminated or otherwise modified above, the terms and conditions of the Credit Agreement, of all other Transaction Documents and any other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, any Managing Agent or any Lender under the Credit Agreement or any other Transaction Document or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, in each case except as specifically set forth herein.

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8. Fees and Expenses. The Borrower hereby confirms its agreement to pay on demand all reasonable costs and expenses of the Administrative Agent, Managing Agents or Lenders in connection with the preparation, execution and delivery of this Amendment and any of the other instruments, documents and agreements to be executed and/or delivered in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent, Managing Agents or Lenders with respect thereto.

2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

GLADSTONE BUSINESS LOAN, LLC

By:	/s/ George Stelljes III
	Name:	George Stelljes III
	Title:	President

GLADSTONE MANAGEMENT CORPORATION

By:	/s/ David Gladstone
	Name:	David Gladstone
	Title:	Chairman and CEO

Signature Page to Amendment No. 2

KEY EQUIPMENT FINANCE INC., as Administrative Agent and a Managing Agent

By:	/S/ Deborah A. Brady
	Name:	Deborah A. Brady
	Title:	Chief Financial Officer

KEYBANK, NATIONAL ASSOCIATION, as a Lender

By:	/S/ Deborah A. Brady
	Name:	Deborah A. Brady
	Title:	Vice President

Signature Page to Amendment No. 2

BRANCH BANK AND TRUST COMPANY, as a Lender and a Managing Agent

By:	/s/ James E. Davis
Name: James E. Davis
Title: Senior Vice President

Signature Page to Amendment No. 2

ING CAPITAL LLC, as a Lender and a Managing Agent

By:	/S/ Patrick Frisch
Name: Patrick Frisch, CFA
Title: Managing Director

Signature Page to Amendment No. 2